EXECUTION COPY
AMENDMENT NO. 1 TO THE SECOND LIEN SECURITY AGREEMENT
          This AMENDMENT NO. 1 (this “Amendment”) is entered into as of October 5, 2009, among PREGIS CORPORATION, a Delaware corporation (the “Company”), each of the other Grantors (as hereinafter defined) signatory hereto and THE BANK OF NEW YORK MELLON TRUST COMPANY N.A., as Trustee (the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Holders (as hereinafter defined).
PRELIMINARY STATEMENTS:
          (1) The Company, the other Grantors and the Collateral Agent have entered into the Second Lien Security Agreement, dated as of October 12, 2005 (such Second Lien Security Agreement, the “Security Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the respective meaning ascribed to such terms in the Security Agreement (as amended by this Amendment).
          (2) The Company has issued certain senior secured floating rate notes (the “Original Notes) to the Holders and pursuant to the Security Agreement has granted to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders a second priority security interest in the Collateral.
          (3) The Company intends to issue additional senior secured floating rate notes under the Indenture in an aggregate principal amount of Euros which as of the date hereof is approximately equivalent to €125,000,000 (the “Additional Floating Rate Notes”), which Additional Floating Rate Notes shall be secured by the Collateral on a second priority basis on the same terms and conditions set forth in the Security Agreement and the other Note Documents as the Original Notes.
          (4) The Company, the other Grantors and the Collateral Agent are, on the terms and conditions stated below, willing to amend the Security Agreement as hereinafter set forth.
          SECTION 1. Amendments to Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by:
     (a) Deleting the word “Second” before the words “Secured Floating Rate Notes” in Preliminary Statement (1) therein; and
     (b) Substituting the first parenthetical in Preliminary Statement (1) therein with the following parenthetical:
Pregis – 2nd Lien Security Agreement Amendment

“(together with any additional notes from time to time issued under the Indenture, including, without limitation, the Senior Secured Floating Rate Notes due 2013 issued on October 5, 2009, the “Notes”)”
     (c) Adding a new clause (d) in Section 9 to read as follows:
“(d) Pursuant to Section 12.06(b) of the Indenture, the Collateral Agent has requested and each Grantor hereby agrees to take the following actions promptly after the issue date of the Senior Secured Floating Rate Notes due 2013 issued on October 5, 2009, to provide a perfected security interest securing such notes: (w) amend the Subordinated Pledge Agreement, dated as of October 12, 2005, between the Company, and the Collateral Agent, (x) amend the existing mortgages and deeds of trust and provide local counsel opinions in connection with the same, such amendments and opinions to be in form and substance reasonably satisfactory to the Collateral Agent, (y) (i) with respect to the property located in Queensbury, New York, amend the mortgage to increase the capped secured amount thereunder to $3,500,000 and (ii) with respect to the properties located outside of the State of New York, obtain (through an endorsement to the applicable existing title insurance policy) increased title insurance coverage in an amount equal to 10% of the applicable existing insured amount and a date-down endorsement for the applicable existing title insurance policy which modifies the effective date of the title insurance policy to a current date and (z) amend the intellectual property security agreements, the parties hereto hereby agreeing that for purposes of Section 12.06(b) and 12.06(d) of the Indenture, given the number, extent and complexity of the filings in connection with the foregoing clauses (w) through (z), completion of such filings and delivery of perfected security interests and the items identified in such clauses within 120 days from the issue date of the Senior Secured Floating Rate Notes due 2013 issued on October 5, 2009 shall constitute prompt delivery for the purposes thereof; provided that, in the event any of the properties subject to a mortgage or deed of trust is sold or transferred within such 120 day period, clauses (x) and (y) shall no longer apply to such property as and from the date of the sale or transfer.”
          SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the first date on which the Collateral Agent shall have received counterparts of this Amendment, executed by the Company and each of the other Grantors and the consent of the Intercreditor Agent (as defined in the Intercreditor Agreement) of the execution and delivery by the Grantors of this Amendment.
          SECTION 3. Representations and Warranties of the Grantors. Each of the Grantors hereby represents and warrants as follows:
     (a) The execution, delivery and performance by each Grantor of this Amendment, and the performance by each such Grantor of the Security Agreement, as amended hereby, have been duly authorized by all necessary corporate action.
     (b) This Amendment has been duly executed and delivered by each Grantor. This Amendment and the Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Grantor, enforceable against each such Grantor in
Pregis – 2nd Lien Security Agreement Amendment

accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).
          SECTION 4. Affirmation of Grantors. (a) Each Grantor in its capacity as a Guarantor hereby specifically consents to this Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Note Guarantee (as defined in the Indenture), or in any other Note Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
     (b) Each Grantor hereby confirms and agrees that the Additional Notes constitute “Secured Obligations” under, and as defined in, the Security Agreement.
     (c) By its execution of this Amendment, each Grantor hereby (i) authorizes and agrees that the financing statements on form UCC-1 (stamped copies of which are attached as Schedule 1 to this Amendment) naming such Grantor as debtor and the Collateral Agent as secured party, which were filed in connection with its initial execution and delivery of the Security Agreement cover the Additional Notes and (ii) acknowledges and agrees that this Amendment constitutes a request from the Collateral Agent for purposes of Section 12.06(b) of the Indenture.
          SECTION 5. Reference to and Effect on the Note Documents.
     (a) On and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in each of the other Note Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.
     (b) The Security Agreement and each of the other Note Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Holder or the Collateral Agent under the Security Agreement, nor constitute a waiver of any provision of the Security Agreement or any other Note Document.
          SECTION 6. Costs, Expenses. The Company hereby agrees to pay on demand all costs and expenses incurred by the Collateral Agent pursuant to the Security Agreement or in connection with this Amendment or the Security Agreement, or any of the transactions contemplated hereby or thereby (including, without limitation, the reasonable fees and expenses of counsel for the Collateral Agent) in accordance with the terms of Section 23 of the Security Agreement.
Pregis – 2nd Lien Security Agreement Amendment

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 9. Waiver of Jury Trial. EACH PARTY SIGNATORY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL AGENT, TRUSTEE OR ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
Pregis – 2nd Lien Security Agreement Amendment

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PREGIS CORPORATION
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

PREGIS HOLDING II CORPORATION
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

PREGIS INNOVATIVE PACKAGING INC.
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

HEXACOMB CORPORATION
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

PREGIS MANAGEMENT CORPORATION
By:	/s/ D. Keith LaVanway
	Name:	D. Keith LaVanway
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Pregis – 2nd Lien Security Agreement Amendment
[Signature Page]

THE BANK OF NEW YORK MELLON TRUST COMPANY N.A., as Collateral Agent
By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

Pregis – 2nd Lien Security Agreement Amendment
[Signature Page]

CONSENT OF INTERCREDITOR AGENT
Dated as of October 5, 2009
          Reference is made to (a) the Credit Agreement dated as of October 12, 2005 (as amended, restated, supplemented and otherwise modified to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement) among Pregis Corporation, a Delaware corporation (the “Borrower”), Pregis Holding II Corporation, a Delaware corporation (“Parent”), various subsidiaries of the Borrower as Subsidiary Guarantors, various agents party thereto, the banks, financial institutions and other institutional lenders party thereto from time to time (each a “Lender” and collectively the “Lenders”) and Credit Suisse, Cayman Islands Branch, as collateral agent and administrative agent (“Agent”), (b) the Intercreditor Agreement dated as of October 12, 2005, among the Agent and the Trustee for the holders of the Floating Rate Notes, acknowledged and agreed to by the Borrower, Parent and each Subsidiary Guarantor and (c) Amendment no. 1 to the Second Lien Security Agreement, dated as of 5, 2009, (the “Second Lien Security Agreement Amendment”) among the Borrower, Parent and the Subsidiary Guarantors. The Agent, in its capacity as Intercreditor Agent (as defined in the Intercreditor Agreement) under the Intercreditor Agreement, hereby consents to the execution and delivery by the Borrower, Parent and the Subsidiary Guarantors party thereto of the Second Lien Security Agreement Amendment and any amendment to any of the other Second-Priority Collateral Documents necessary or desirable to grant a perfected security interest in the property, rights and assets of the Loan Parties that are required to secure the Additional Notes.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Intercreditor Agent
By:	/s/ Shaheen Malik /s/ Ilya Ivashkov
	Name:	Shaheen Malik Ilya Ivashkov
	Title:	Vice President Associate

Pregis – 2nd Lien Security Agreement Amendment
[Signature Page]